Fair Value of Financial Instruments	12 Months Ended
Jul. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments

5. Fair Value of Financial Instruments

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the authoritative guidance establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

●	Level 1 – Quoted prices in active markets for identical assets or liabilities.

●	Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

In connection with the October and November 2015 Private Placements and a prior Bridge Loan, we issued warrants with derivative features. These instruments are accounted for as derivative liabilities (See Note 6).

We used Level 3 inputs for the valuation methodology of the derivative liabilities. The estimated fair values were computed using a Monte Carlo option pricing model based on various assumptions. Our derivative liabilities are adjusted to reflect estimated fair value at each period end, with any decrease or increase in the estimated fair value being recorded in other income or expense accordingly, as adjustments to the fair value of the derivative liabilities. Various factors are considered in the pricing models we use to value the warrants, including the Company’s current stock price, the remaining life of the warrants, the volatility of the Company’s stock price, and the risk free interest rate. Future changes in these factors will have a significant impact on the computed fair value of the warrant liability. As such, we expect future changes in the fair value of the warrants to vary significantly from quarter to quarter.

The following table provides a reconciliation of the beginning and ending balances of the derivative liabilities for the years ended July 31, 2017 and 2016:

Fair Value of Significant Unobservable Inputs (Level 3)

Warrant
Liability
Balance at July 31, 2015	$4,000
Issuances	9,867,000
Settlement of warrant liability	(13,550,000)
Adjustments to estimated fair value	5,481,000
Balance at July 31, 2016	$1,802,000
Issuances	—
Settlement of warrant liability	(226,000)
Adjustments to estimated fair value	277,000
Balance at July 31, 2017	$1,853,000